Exhibit 10.2

Asset Pool Pledge Contract

(33100000) Z.S.Z.C.C.Z.Z. (2023) No. 22337

Party A (Pledgee): China Zheshang Bank Co., Ltd. Ningbo Branch

Party B (Pledgor): GLOBAL Technology Inc.

WHEREAS, Party A and Party B carry out the Asset Pool Financing (as defined below) business in accordance with the Asset Pool Business Cooperation Agreement (No.: see Article 15.1).

If the group to which Party B belongs conducts the asset pool business with Party A, given the fact that the group's asset pool leader and member companies have entered into an Asset Pool Business Cooperation Agreement (hereinafter referred to as the "Cooperation Agreement") with Party A, they unanimously agree and authorize Party B to execute this Contract on their behalf. Unless otherwise noted, for the purposes of this Contract, "Party B" shall include Party B and its member companies, as the context may require.

WHEREAS, Party A and Party B will enter into a series of claim and debt contracts within the period and Asset Pool Financing Credit Line (as defined below) agreed herein, Party B agrees to use the pledged assets in the asset pool and the margin in the Margin Account (as defined below) to secure the debts owed by the debtor to the Pledgee under the aforesaid contracts. NOW, THEREFORE, to guarantee the realization of Party A's claims, Party A and Party B, in accordance with applicable laws, enter into this Contract through friendly negotiation.

Article 1 Definitions

1.1 Pledged Asset Pool

It refers to a collection of assets that are confirmed and held by Party A after Party B files a pledge application and completes the pledge procedures with Party A.

1.2 Pledge Financing Credit Line

Based on the type of pledged assets in the asset pool, the Pledge Financing Credit Line is divided into the (Secondary) Low-Risk Pledge Financing Credit Line and the Exposure Pledge Financing Credit Line. The Pledgor agrees to use all pledged assets in the pool to secure the financing business that the pool leader, member companies, and designated overseas member companies (applicable when low-risk assets are subject to cross-border sweeping as agreed, the same below) conduct with Party A in accordance with this Contract and the Cooperation Agreement.

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1. (Secondary) Low-Risk Pledge Financing Credit Line

It refers to the sum of the pledge credit line, which is equal to the value of low-risk assets in the Pledged Asset Pool multiplied by the corresponding pledge rate, and the balance of the Margin Account. It varies with the value of low-risk assets in the Pledged Asset Pool and the balance of the Margin Account but shall not exceed the (secondary) low-risk credit line granted by Party A to Party B.

Party B may, in accordance with the Cooperation Agreement, apply for the cross-border sweeping of low-risk assets to an overseas member company (Party B shall specify the specific company name in the application) through Party A's e-banking system, and may handle it upon review and approval by Party A. Under the group's asset pool, the pool leader may, pursuant to this Contract, directly sweep low-risk assets of a member company in the Pledged Asset Pool to other member companies, or centralize low-risk assets of member companies in the pool at the pool leader and then allocate and transfer them to the member companies. The sweep-in party may obtain a financing credit line that is not more than the (Secondary) Low-Risk Pledge Financing Credit Line granted by Party A accordingly, but it shall not re-sweep the swept-in assets. In addition, the aforesaid swept-in assets shall no longer generate the corresponding financing credit line for the sweep-out party. The parties acknowledge that the aforesaid sweeping of assets is only for the purpose of calculating the financing credit line, and shall not affect the ownership of the assets in the pool.

Low-risk assets include the asset pool margin, electronic bank acceptance bills, blockchain receivables confirmed by Party A, digital credit vouchers, and accounts receivable under a domestic letter of credit ("L/C") accepted by a bank recognized by Party A. The types of low-risk assets and the corresponding pledge rates shall be subject to those approved by Party A and may be adjusted by Party A in its sole discretion. In case of any adjustment made thereto by Party A, the relevant financing credit line of Party B and its member companies will be adjusted accordingly, and Party B may query the relevant information through Party A's e-banking system.

2. Exposure Pledge Financing Credit Line

It refers to the pledge credit line which is equal to the value of non-low-risk assets in the Pledged Asset Pool multiplied by the corresponding pledge rate. It varies with the balance of non-low-risk assets in the Pledged Asset Pool but shall not exceed the available general credit line granted by Party A to Party B after deduction of the Additional Asset Pool Financing Credit Line. If the available general credit line of Party B is insufficient, the corresponding Exposure Pledge Financing Credit Line cannot be generated.

Non-low-risk assets mainly include electronic bank acceptance bills not confirmed by Party A and export accounts receivable. The types of non-low-risk assets and the corresponding pledge rates shall be subject to those approved by Party A and may be adjusted by Party A in its sole discretion. In case of any adjustment made thereto by Party A, the relevant financing credit line of Party B will be adjusted accordingly, and Party B may query the relevant information through Party A's e-banking system.

1.3 Additional Financing Credit Line

It refers to the credit line granted by Party A to Party B based on the business cooperation with Party B and Party B's overall risk level and mitigation measures (except for pledge), in addition to the (Secondary) Low-Risk Pledge Financing Credit Line and the Exposure Pledge Financing Credit Line. Under the group's asset pool, Party A only grants an Additional Financing Credit Line to the pool leader, and the pool leader may sweep the Additional Financing Credit Line among the specific member companies approved by Party A.

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1.4 Asset Pool Financing Credit Line

It refers to the actual financing credit line under which Party B may conduct the Asset Pool Financing business, which is the sum of the (Secondary) Low-Risk Pledge Financing Credit Line, Exposure Pledge Financing Credit Line, and the Additional Financing Credit Line of Party B. When the group (which refers to Party B and its member companies, the same below) conducts the Asset Pool Financing business with Party A, the sum of the Asset Pool Financing Credit Line of Party B and all its member companies shall be the group's Asset Pool Financing Credit Line. Party B may query the relevant information through Party A's e-banking system.

1.5 Available Financing Credit Line

It refers to the remaining Asset Pool Financing Credit Line under which Party B may continuously conduct the financing business with Party A after deduction of the Asset Pool Financing Credit Line occupied by the financing principal and the outstanding interest due (if any). Party B may query the relevant information through Party A's e-banking system.

1.6 Asset Pool Financing

It refers to a mode of financing where Party A handles the financing business for Party B within the Asset Pool Financing Credit Line.

1.7 Asset Pool Account

It refers to a settlement account opened by Party A for Party B for financial accounting of the asset pool business.

1.8 Margin Account

It refers to a dedicated account for depositing the asset pool margin that is opened by Party A for Party B and its member companies respectively when they apply for the Asset Pool Financing service.

Article 2 Asset Pool Financing

2.1 Establishment of the Pledge Financing Credit Line

1. To pledge an asset, Party B shall submit an Application Form for the Pledge/Release of Pledge of (XX Assets) in the Asset Pool (the name of the application form is to be determined based on the specific asset to be pledged, the same below) affixed with its finance seal specimen that has been previously provided to Party A, and the relevant original documents of title (if any) through Party A's e-banking system or to Party A's business outlet.

2. Party A will complete the pledge registration and other procedures for those assets approved for pledge upon review in accordance with applicable laws and regulations.

3. The specific pledged assets shall be subject to those specified in the Application Form for the Pledge/Release of Pledge of (XX Assets) in the Asset Pool confirmed by Party A or in Party A's e-banking system.

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4. After the aforesaid asset pledge procedures are completed, the relevant Pledge Financing Credit Line will be established pursuant to Article 1.2. The Pledge Financing Credit Line shall be denominated in CNY. If a pledged asset or the margin is denominated in a foreign currency, it shall be converted into CNY at the applicable exchange rate at the time when the pledge procedures are completed or when the margin is transferred into Party A's system, and it will be re-calculated after the exchange rate in the system is updated at the end of each day.

5. If Party B's group conducts the asset pool business with Party A, the Asset Pool Financing Credit Line of the pool leader and member companies shall be calculated, allocated, and swept in accordance with the Asset Pool Business Cooperation Agreement.

2.2 Pledged Assets and Pledge Rates

1. Electronic commercial acceptance bills

(1) For pledged bills submitted by Party B to Party A, the pledge rate of bank acceptance bills accepted by domestic high-credit banks is see Article 15.2%; that of bank acceptance bills accepted by domestic recognized banks is see Article 15.2%; that of bank acceptance bills accepted by domestic general banks is see Article 15.2%; and that of acceptance bills accepted by financial companies is see Article 15.2%.

The classification of high-credit, recognized, and general banks shall be determined by Party A according to the credit ratings of the accepting banks, etc.

(2) For pledged bills submitted by Party B to Party A, the total amount of bank acceptance bills accepted by domestic general banks and domestic non-banking financial institutions shall not exceed CNY (in words) see Article 15.3, accounting for no more than see Article 15.3 % of the sum of all pledged bank acceptance bills and the balance of the Margin Account.

2. Other assets

The pledge rate and other factors of other assets may be agreed upon by the parties in a separate business agreement, or directly determined by Party A in the Confirmation Form for the Pledge/Release of Pledge of (XX Assets) in the Asset Pool or in its e-banking system.

2.3 Amount and Period of the Asset Pool Financing Credit Line

The amount of the Asset Pool Financing Credit Line granted by Party A to Party B shall not exceed CNY (in words) see Article 15.4 (if Party B's group conducts the asset pool business with Party A, the aforesaid amount refers to the amount of the group's Asset Pool Financing Credit Line). When Party B's Asset Pool Financing Credit Line reaches the aforesaid amount, the newly pledged assets (including the margin) will not be considered in the calculation of the Asset Pool Financing Credit Line.

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Party B and its member companies, as the Pledgor, agree, from see Article 15.5 (MM/DD/YYYY) to see Article 15.5 (MM/DD/YYYY), to use all pledged assets in the Pledged Asset Pool and the asset pool margin to secure various debts arising from the financing business that Party B (if Party B's group conducts the asset pool business with Party A, Party B mentioned herein shall refer to the pool leader and member companies) and its designated overseas member companies (applicable when low-risk assets are subject to cross-border sweeping as agreed, the same below) conduct with Party A, with the maximum principal balance not exceeding the aforesaid amount of the Asset Pool Financing Credit Line (if Party B's group conducts the asset pool business with Party A, the aforesaid amount refers to the amount of the group's Asset Pool Financing Credit Line).

The aforesaid period only refers to the time when the debts are incurred. If Party B or its member company conducts the receivables chain or digital credit voucher business with Party A, the time when the debts are incurred under the receivables or digital credit voucher confirmation business refers to the time of confirmation by the creditor. As the advances formed under the confirmation business are incurred by the creditor in performing its confirmation obligation, the time of advance payment is not subject to the aforesaid agreed period.

2.4 Financing Mode

1. The Asset Pool Financing mode shall include but not be limited to the acceptance of electronic bank acceptance bills, receivables chain business, digital credit voucher business, L/G business, working capital loans, and trade financing business. The specific financing mode shall be subject to the specific business contract entered into by the parties.

The receivables chain and digital credit voucher business shall include but not be limited to the transfer, confirmation, or other business of receivables or digital credit vouchers that Party B or its member companies conduct with Party A through the receivables chain platform.

2. When the off-balance-sheet financing of Party B or its member company under the asset pool becomes due, but the sum of the balances in the Margin Accounts of Party B and its member company and the Asset Pool Account is insufficient to repay the financing due, Party A may provide advances for Party B or its member company to repay the financing due, with Party B or its member company bearing the interest and penalty interest accrued thereon. Party B and its member company agree to use the pledged assets in the asset pool and the asset pool margin to secure the advances, and the parties will not separately enter into a security contract.

2.5 Use of the Asset Pool Financing Credit Line

1. Within the agreed period and amount of the Asset Pool Financing Credit Line, Party B may apply to Party A for revolving Asset Pool Financing, with the mode, amount, and period of each financing being subject to the separate business contract entered into by the parties and the relevant certificates of claims, and Party B does not need to handle the pledge procedures on a case-by-case basis.

2. The sum of the Financing Credit Line occupied by the sum of the financing principal and the outstanding interest due (if any) under various financing arrangements shall not exceed the amount of the Asset Pool Financing Credit Line.

3. When Party B's group conducts the Asset Pool Financing business with Party A, the pool leader may realize the sweeping of the group's Asset Pool Financing Credit Line by sweeping low-risk assets of a member company in the Pledged Asset Pool to other member companies or directly sweeping the Additional Financing Credit Line to specific member companies, provided that the Exposure Financing Credit Line of the pool leader and member companies shall be used by them independently and shall not be swept among them.

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2.6 Release of Pledge

1. To release the pledge of an asset, Party B or its member company shall submit an Application Form for the Pledge/Release of Pledge of (XX Assets) in the Asset Pool affixed with its finance seal specimen that has been previously provided to Party A through Party A's e-banking system or to Party A's business outlet.

2. After receiving an application from Party B or its member company, Party A will release the pledge of the asset if the Available Financing Credit Line re-calculated after deduction of the value of the asset to be released from pledge multiplied by the corresponding pledge rate is equal to or greater than zero. Otherwise, Party A will not approve the release of pledge. If Party A agrees to release the pledge of an asset, Party A will confirm it through its e-banking system or issue a Confirmation Form for the Pledge/Release of Pledge of (XX Assets) in the Asset Pool.

3. For an asset that has been released from pledge, Party A will change its status to "pledge released" or return the relevant document of title to Party B.

Article 3 Asset Pool Margin

3.1 Party A shall open a Margin Account for Party B and its member companies respectively for depositing the asset pool margin. The asset pool margin shall be under the control of Party A to secure the financing business that the pool leader, member companies, and designated overseas member companies conduct with Party A. The payments collected or funds cashed upon maturity of the assets under custody and pledged assets of Party B and its member companies in the asset pool will be automatically transferred to the Margin Account of the corresponding currency as the asset pool margin.

3.2 If the pool leader or a member company intends to pay an outstanding debt due or a debt in advance under the Asset Pool Financing, the pool leader or the member company agrees to directly use the margin in its Margin Account to pay the debt, and undertakes to deposit the sufficient amount in the Margin Account within see Article 15.6 days prior to the maturity of the specific financing. If the pool leader or the member company fails to pay the debt on time and in full, Party A has the right to directly deduct the equal amount from any account it opened with the China Zheshang Bank (CZB) to pay off the debts, and may determine the order of deduction in its sole discretion, without the need to separately issue a deduction voucher to the pool leader or the member company.

3.3 Party B and its member companies shall use the asset pool margin only for paying debts to Party A and shall not make external payments with, or otherwise dispose of, the margin.

3.4 Party B may apply for withdrawing the asset pool margin. Party B may withdraw the margin if the Available Financing Credit Line re-calculated after deduction of the amount of the margin to be withdrawn is equal to or greater than zero, provided that the balance of Party B's Margin Account shall at no time be less than see Article 15.7 % of the balance of all financing under the asset pool. The margin withdrawn by Party B will be directly transferred to the signed Asset Pool Account of Party B.

Article 4 Pledge Correspondence in the Asset Pool Financing

4.1 In case of any new financing, partial repayment or settlement of debts under the asset pool hereunder, or any change in the pledged assets in the asset pool or the asset pool margin, Party A's computer system will automatically generate or update a list of pledged assets corresponding to the financing business.

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4.2 The parties agree that the corresponding relationship between the pledged assets in the asset pool and the specific financing business under the asset pool shall be subject to the list of pledged assets recorded in Party A's computer system and bearing Party A's electronic signature.

4.3 Party B and its member companies irrevocably undertake that they will not raise any objection to the list of pledged assets bearing Party A's electronic signature.

Article 5 Security Coverage

The coverage of security hereunder includes the principal of debts, interest, compound interest, penalty interest, liquidated damages, damages, as well as all expenses incurred by Party A in realizing its claims such as litigation (arbitration) fees, attorney fees, storage fees, fees for disposal of pledged assets, and registration fees, under various financing arrangements that Party B, Party B's member companies, and the designated overseas member companies make with Party A in accordance with this Contract and the Asset Pool Business Cooperation Agreement.

Article 6 Realization of Pledges

If Party B fails to pay off any debt to Party A upon maturity thereof, Party A has the right to use the amount collected on Party B's behalf or the funds cashed upon maturity of Party B's pledged assets and the asset pool margin to first pay off the debt under the Asset Pool Financing arrangement. Party A may also directly realize the pledged assets, or convert the pledged assets into money upon negotiation with the Pledgor, or auction or sell off the pledged assets, and use the proceeds received therefrom to first pay off the debts under the Asset Pool Financing arrangement. The aforesaid "maturity" includes the accelerated maturity of the debts under a financing contract as declared by the Pledgee in accordance with the financing contract or applicable national laws and regulations.

Article 7 Party A's Rights and Obligations

7.1 Party A shall handle the asset pool business for Party B or its member companies according to their applications.

7.2 Party A shall properly keep the pledged assets, and shall be liable for any damage to or loss of the pledged assets resulting from its improper keeping. However, Party A shall not bear any responsibility for the legality or validity of the assets or the realization of rights in the assets.

7.3 If Party B applies for releasing the pledge of an asset and recovering the document of title thereto, Party A shall promptly return the document of title to Party B after reviewing and approving the application.

7.4 If Party B fails to fulfill part or all of its debts on the expiration date of a financing contract, Party A shall have the right to directly deduct an equal amount of money from the Margin Account, signed Asset Pool Account, and other bank accounts of Party B to realize its claims, or exercise pledge rights in part or all of the assets in the Pledged Asset Pool in the manner and way that it deems appropriate. The Pledgee has the right to collect fruits of the pledged assets.

7.5 If Party B's pledged assets cannot be realized due to dishonoring by the payer or other reasons, Party A may return the assets to Party B after Party B pays an additional margin or provides other pledged assets acceptable to Party A. If Party B refuses to do so, Party A has the right to cease the financing service to Party B and recover the financing granted in advance.

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7.6 Party A may check the quantity, amount, and status of assets in the asset pool with Party B on a regular or irregular basis.

7.7 Party A has the right to unilaterally adjust the pledge rate of the pledged assets in the asset pool.

Article 8 Rights and Obligations of Party B

8.1 Party B shall obtain the necessary authorizations to execute and perform this Contract in accordance with relevant regulations and procedures.

8.2 Party B warrants that it has full and undisputed ownership or right to dispose of the pledged assets, and that the assets are acquired in a legal and compliant manner without any defect or flaw and can be traded or transferred in accordance with the law. Party B undertakes that the pledged assets, including but not limited to commercial bills and receivables, are acquired based on true commodity trading backgrounds.

8.3 Party B warrants that each pledged asset in the asset pool is free from defects of right, and is not reported for loss, stopped for payment, frozen, pledged to any third party, or involved in any other circumstance that affects the realization of the Pledgee's pledge rights.

8.4 Party B warrants that, if any pledged asset is dishonored by the payer or depreciated in value at the time of realization, Party B will, at the request of Party A, immediately and unconditionally provide an additional margin that can cover the financing under the asset pool or provide other pledged assets acceptable to Party A.

8.5 In the event of any dispute over the ownership of the pledged assets provided by Party B or any actual or potential adverse effect on the pledge rights established hereunder, Party B shall immediately notify Party A in writing and cooperate with Party A to take relevant measures.

8.6 Party B shall pay the debts due under the Asset Pool Financing Contract on time and in full.

8.7 If Party B undergoes division, consolidation, major merger, acquisition, restructuring, reorganization, major transfer of property, system change, or transfer of claims and debts, it shall notify Party A of the relevant matter in advance, and take effective measures to secure repayment of debts and other related expenses under the contract.

8.8 Party B shall assist Party A to claim or realize its pledge rights in respect of the pledged assets provided hereunder and shall not raise obstacles thereto.

8.9 Party B shall fully indemnify Party A for any economic loss arising out of its breach of the aforesaid undertakings or failure to perform its obligations hereunder.

Article 9 Early Termination of the Contract

Under any of the following circumstances, all financing debts of Party B under the asset pool shall be deemed due in advance, and Party A has the right to terminate the Asset Pool Financing business with Party B immediately on the date on which it discovers such circumstance.

(1) Party B breaches any obligation hereunder or Party B expressly states or indicates by its conduct that it will not perform its obligations hereunder.

(2) Party B provides false information or conceals important facts about its business and financial condition, and obtains funds or credit lines from Party A or other banks by pledging notes receivable or accounts receivable that are not backed by genuine trade transactions, or other assets of right that are illegally acquired.

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(3) Party B is, or may be, subject to administrative or criminal sanctions or is under investigation by the competent authority due to illegal business operations.

(4) Party B is liquidated, canceled, declared bankrupt, or dissolved.

(5) Party B refuses to accept supervision and inspection by Party A on the use of credit funds and related business and financial activities.

(6) Party B falls under any other circumstance which may subject Party A to credit risk.

Article 10 Miscellaneous

10.1 The parties agree: From the effective date of this Contract, the margin and pledged bills agreed under the Bill Pool Pledge Contract (No.: see Article 15.8) (if any) separately entered into by the parties shall be automatically transferred into the Pledged Asset Pool as pledged assets. Meanwhile, any outstanding debt principal and the interest accrued thereon under various financing contracts secured by the Bill Pool Pledge Contract shall also be secured with the pledged assets under this Contract.

From the effective date of this Contract, any outstanding debt principal, interest, and other debts secured by the Asset Pool Pledge Contract (No.: see Article 15.9) separately entered into by the parties shall also be secured with the pledged assets under this Contract.

10.2 The Application Form for the Pledge/Release of Pledge of (XX Assets) in the Asset Pool submitted by Party B, the information of pledge applications and pledge release applications bearing Party A's electronic signature and submitted through Party A's e-banking system, the Confirmation Form for the Pledge/Release of Pledge of (XX Assets) in the Asset Pool confirmed by Party A, the information of pledge applications and pledge release applications confirmed by Party A through its e-banking system, and the list of pledged assets recorded in Party A's computer system shall constitute integral parts of this Contract.

10.3 If the Pledge Financing Credit Line of Party B is greater than the balance of the financing under the asset pool, Party B see Article 15.10 (agrees/disagrees) to use the margin and pledged assets that have no corresponding relationship with the financing under the asset pool to secure other financing business that Party B conducts with Party A. The corresponding relationship between the specific pledged assets and the financing business shall be subject to the list of pledged assets recorded in Party A's computer system and bearing Party A's electronic signature.

10.4 The specific business under the Asset Pool Business Cooperation Contract (No.: see Article 15.11) may be handled by Party A or other branches of CZB. If a specific business is handled by a branch of CZB, the debts owned by Party B and its branch companies to the branch shall also fall within the scope of debts secured hereunder, and be secured by the pledged assets (including margin) under this Contract. Party B and its member companies have no objection thereto.

10.5 If any change to a financing contract agreed upon by the Pledgee and the debtor does not aggravate the responsibilities or obligations of the debtor, such change may be made without the consent of the Pledgor, and the Pledgor shall still assume its pledge guarantee obligations as agreed herein.

10.6 The Pledgor is willing to perform guarantee obligations for all debts secured by it before the real security provided by the debtor and the guarantees provided by other guarantors are used to pay off the debts, and the Pledgee may in its sole discretion decide the order in which its security rights are realized.

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10.7 Other matters: see Article 15.12.

Article 11 Dispute Resolution and Governing Law

11.1 Dispute Resolution

Any dispute arising out of the performance of this Contract shall be resolved by the parties through friendly negotiation. If no agreement is reached through negotiation, such dispute shall be resolved by the following method set forth in item see Article 15.13:

1. File a lawsuit with the people's court in the place where Party A is located.

2. Submit the dispute to see Article 15.13 (arbitration organization) for arbitration in accordance with its arbitration rules.

During the litigation or arbitration period, the parties shall continue performance of this Contract, except for matters in dispute.

11.2 Governing Law

This Contract shall be governed by and construed in accordance with the laws of the People's Republic of China (for the purposes of this Contract, excluding the Hong Kong Special Administrative Region, the Macao Special Administrative Region, and Taiwan).

Article 12 Entry into Force of the Contract

This Contract shall enter into force from the date on which it is signed or stamped by the parties.

Article 13 This Contract is executed in see Article 15.14 counterparts, with Party A holding see Article 15.14 counterpart(s), and Party B and see Article 15.14 each holding one (1) counterpart, each of which shall be equally authentic.

Article 14 Reminder

Party A has reminded Party B to fully and accurately understand all terms of this Contract, especially the parts in bold, and has made explanations on relevant terms of this Contract at the request of Party B. Party B has carefully read and fully understands all terms of this Contract and has no objection to the content of this Contract.

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Article 15

15.1 Asset Pool Business Cooperation Agreement (No.: (33100000) Z.S.Z.C.C.Z. (2023) No. 22336).

15.2 The Party A determines that the pledge rate of bank acceptance bills accepted by domestic high-credit banks is 95.00%; that the pledge rate of bank acceptance bills accepted by domestic recognized banks is 95.00%; that the pledge rate of bank acceptance bills accepted by domestic general banks is 95.00%; and that the pledge rate of acceptance bills accepted by financial companies is 0.00%.

15.3 The Party A determines that the total amount of bank acceptance bills accepted by domestic general banks and domestic non-banking financial institutions shall not exceed CNY (in words) Sixty Million, accounting for no more than 30.00% of the sum of all pledged bank acceptance bills and the balance of the Margin Account.

15.4 The amount of the Asset Pool Financing Credit Line granted by Party A to Party B shall not exceed CNY (in words) Two Hundred Million.

15.5 The Pledgor agrees that the period of the Asset Pool Financing Credit Line is from December 21 , 2023 to December 21, 2025.

15.6 Party B agrees to deposit the sufficient amount in the Margin Account within three (3) days prior to the maturity of the specific financing.

15.7 Party B agrees that the balance of Party B's Margin Account shall at no time be less than 100.00% of the balance of all financing under the asset pool.

15.8 Bill Pool Pledge Contract (No.: / ).

15.9 Asset Pool Pledge Contract (No.: (33100000) Z.S.Z.C.C.Z.Z. (2022) No. 08779).

15.10 Party B agrees (agrees/disagrees) to use the margin and pledged assets that have no corresponding relationship with the financing under the asset pool to secure other financing business that Party B conducts with Party A.

15.11 Asset Pool Business Cooperation Agreement (No.: (33100000) Z.S.Z.C.C.Z. (2023) No. 22336)

15.12 Other matters: /

15.13 If no agreement is reached through negotiation, such dispute shall be resolved by the following method set forth in item 1:

2. Submit the dispute to / (arbitration organization) for arbitration in accordance with its arbitration rules.

15.14 This Contract is executed in two (2) counterparts, with Party A holding one (1) counterpart, and Party B and / each holding one (1) counterpart, each of which shall be equally authentic.

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(Signature Page)

Party A: China Zheshang Bank Co., Ltd. Ningbo Branch	Party B: Global Technogy, Inc.

Principal: Weibiao Yao	Legal Representative: Chih-Hsing Lin
(or Authorized Agent)	(or Authorized Agent)

Signing Date: 2023-12-21

Signing Place: No.128 Wenkang Road, Ningbo City

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